UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2021

WHEELS UP EXPERIENCE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39541	98-1557048
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

601 West 26th Street
New York, New York	10001
(Address of principal executive offices)	(Zip Code)

(212) 257-5252

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	UP	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A common stock at an exercise price of $11.50	UP WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As previously announced, following the completion of the business combination (the “Business Combination”) between Wheels Up Experience Inc.’s (the “Company”) predecessor, Aspirational Consumer Lifestyle Corp. (“Aspirational”), and Wheels Up Partners Holdings LLC (“WUP”), on July 13, 2021, the audit committee of the board of directors of the Company dismissed Marcum LLP (“Marcum”), Aspirational’s independent registered public accounting firm prior to the Business Combination, as the Company’s independent registered public accounting firm following completion of Marcum’s review of the quarter ended June 30, 2021, which consists only of the accounts of Aspirational prior to the Business Combination, and engaged Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements as of and for the year ending December 31, 2021. Grant Thornton served as independent registered public accounting firm of WUP prior to the Business Combination.

The purpose of this Current Report on Form 8-K (this “Current Report”) is to confirm that Marcum was dismissed as the Company’s independent registered public accounting firm which was contingent upon its prior completion of Marcum’s review of the quarter ended June 30, 2021. Marcum completed such review on August 19, 2021 and the dismissal became effective on such date.

The Company has provided Marcum with a copy of the foregoing disclosures and has requested that Marcum furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission (the “SEC”) stating whether it agrees with the statements made by the Company set forth above. A copy of Marcum’s letter, dated September 17, 2021, is filed as Exhibit 16.1 to this Current Report.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1	Letter to the SEC from Marcum LLC, dated September 17, 2021
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wheels Up Experience Inc.

Date: September 17, 2021	By:	/s/ Laura Heltebran
		Name:	Laura Heltebran
		Title:	Chief Legal Officer